DEAR SHAREHOLDER:

We are pleased to enclose the semi-annual report of the operations of Integrity Small-Cap Fund of Funds, Inc. for the six months ended June 29, 2001. The Fund's portfolio and related financial statements are presented within for your review.

As the stock market advanced, off its low for the year, it reacted to a mixed bag of economic signals during the second quarter. Corporate earnings continued to disappoint, a weaker labor market as more and more layoffs were announced and a struggling manufactoring sector all contributed to the heavy clouds cast over our economy. On a positive note, the Federal Reserve cut interest rates for the sixth time this year, passage of a new tax code that will include tax rebates later this summer and consumer confidence rising to its highest point of the year in June appear to have brighten the skies somewhat for the coming months.

Integrity Small-Cap Fund of Funds, Inc. began the year at $8.76 per share and ended the six month period at $9.11 per share. Of the major indexes, only the Russell 2000 index of small cap stocks showed a positive return for the first six months of 2001. The DJIA, NASDAQ and S&P 500 indexes remain negative for the year. As of 6/29/01, the year to date return for the Integrity Small-Cap Fund of Funds was 4% versus the 6.9% return of the Russell 2000 Index. The underperformance can be attributed mostly to the amount of cash built up during the second quarter. Even with the higher cash levels, the Fund returned 12.2% for the second quarter to offset the -7.3% return of the first quarter.

June of every year the Russell indexes are reconstituted and this year, due in large part to the significant selloff in technology issues within the past year, there were major changes to the indexes. The Russell 2000 added 684 and deleted 451 stocks from the index. The weighting of technology related stocks in the Russell 2000 index increased noticeably, from 9.4% to 15.4%.

In the next couple of months the Fund will seek out the opportunities within the small cap sector of the market that should reward shareholders over the next 12 to 18 months. Based on historical reactions to rate cuts and market cycles it is important for shareholders to take a long term perspective when investing. Patient investors with realistic expectations will benefit most from today's economic environment.

Long-term capital appreciation and growth of income continues to be the primary objectives as management monitors the investment industry.


Sincerely,



Harvey Merson                       Robert E. Walstad
Portfolio Manager                   President


TERMS & DEFINITIONS
-------------------
APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption which assumes redemption at the end of the period.

DEPRECIATION
   Decrease in value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PORTFOLIO LOAD TYPES
--------------------
[pie chart]
No-Load                        100%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 06/29/2001, the Fund has not paid a sales load to any fund.



PORTFOLIO INVESTMENT STYLE
---------------------------
SG - Small Growth              49.2%
SV - Small Value               26.1%
SB - Small Blend               17.4%
MC - Mid-Cap Growth             5.3%
ST - Specialty-Technology       2.0%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.
These percentages are subject to change.


                              COMPARATIVE INDEX GRAPH
                              -----------------------
Comparison of change in value of a $10,000 investment in the
Integrity Small-Cap Fund of Funds and the Russell 2000 Index

                                    Integrity Small-Cap          Integrity Small-Cap
                                       Fund of Funds                Fund of Funds
                                         w/o CDSC                     w/ CDSC                  Russell 2000 Index
07/05/2000                               $10,000                       $10,000                      $10,000
2000                                     $ 9,387                       $ 9,255                      $ 9,330
06/29/2001                               $ 9,762                       $ 9,625                      $ 9,892

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                      ----------------------------
                                                    For periods ending June 29, 2001
                                                    --------------------------------
                                                                                           Since Inception
                                    1 year              5 year          10 year             (July 5, 2000)
-----------------------------------------------------------------------------------------------------------
Without CDSC                          N/A                N/A              N/A                    N/A
With CDSC (1.50% Max)                 N/A                N/A              N/A                    N/A


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                   KEY STATISTICS
                   ---------------
12-29-2000 NAV (share value)               $8.76
06-29-2001 NAV                             $9.11
Number of Issues                           21
Total Net Assets                           $664,839

SCHEDULE OF INVESTMENTS  JUNE 29, 2001 (UNAUDITED)

NAME OF ISSUER
Percentages represent the market value of each                                                                 Market
investment category to total net assets                                                      Quantity          Value
---------------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (72.7%)
Alleghany/Verdus Aggressive  Growth Fund ...................................................      1,011       $     20,609
Berger Small Company Growth Fund............................................................      1,582              6,297
Berger Small-Cap Value Fund.................................................................      1,159             34,122
Bjurman Micro-Cap Growth Fund...............................................................        694             33,119
Black Oak Emerging Technology Fund..........................................................      1,609              9,898
Bogle Small-Cap Growth Fund.................................................................      1,549             31,476
FMI Focus Fund..............................................................................        550             16,011
Fremont U.S. Micro-Cap Fund.................................................................        939             27,259
ICM/Isabelle Small-Cap Value Fund...........................................................      1,732             23,800
Meridian Value Fund.........................................................................      1,088             33,698
Neuberger Berman Millenium Fund.............................................................        457              7,584
Reserve Small-Cap Growth Fund...............................................................        564             21,452
Rockland Growth Fund........................................................................        476              8,452
Royce Low-Priced Stock Fund.................................................................      1,980             23,002
Royce Opportunity Fund......................................................................      2,263             21,028
RS Diversified Growth Fund..................................................................      1,205             29,030
RS Emerging Growth Fund.....................................................................        704             25,423
Strong Small-Cap Value Fund.................................................................      1,154             24,396
Tocqueville Small-Cap Value Fund............................................................        638             11,092
Wasatch Core Growth Fund....................................................................      1,034             39,100
Wasatch Micro-Cap Fund......................................................................      5,887             36,381
                                                                                                              -------------

TOTAL MUTUAL FUNDS (COST: $487,050) .......................................................................   $    483,229
                                                                                                              -------------
SHORT-TERM SECURITIES (2.2%)
Federated Money Market Trust #092  (COST: $14,500) ........................................................   $     14,500
                                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $501,550) ..........................................................   $    497,729
OTHER ASSETS LESS LIABILITIES .............................................................................        167,110
                                                                                                              -------------
NET ASSETS.................................................................................................   $    664,839
                                                                                                              =============


The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JUNE 29, 2001
----------------------------------

<CAPTION
STATEMENT OF ASSETS AND LIABILITIES
June 29, 2001 (Unaudited)
------------------------------------
ASSETS
     Investments in securities, at value (cost: $501,550) ................  $    497,729
     Cash.................................................................       166,561
     Accrued interest receivable..........................................            45
     Prepaid expenses.....................................................         1,615
     Receivable from manager..............................................         1,953
                                                                            ------------
        Total Assets......................................................  $    667,903
                                                                            ------------

LIABILITIES
     Accrued expenses.....................................................  $      3,064
                                                                            ------------
        Total Liabilities.................................................  $      3,064
                                                                            ------------


NET ASSETS................................................................  $    664,839
                                                                            ============
Net assets are represented by:
     Capital stock outstanding, at par....................................  $          7
     Additional paid-in capital...........................................       671,444
     Accumulated undistributed net realized
     gain (loss) on investments...........................................        (2,791)
     Unrealized depreciation on investments ..............................        (3,821)
                                                                            ------------
          Total amount representing net assets applicable to
           72,953 outstanding shares of $.0001 par value
           common stock (1,000,000,000 shares authorized).................  $    664,839
                                                                            ------------
Net asset value per share.................................................  $       9.11
                                                                            ============


STATEMENT OF OPERATIONS
For the six months ended June 29, 2001 (Unaudited)
--------------------------------------------------
INVESTMENT INCOME
    Interest..............................................................  $       235
                                                                            -----------
         Total Investment Income..........................................  $       235
                                                                            -----------
EXPENSES
    Investment advisory fees..............................................  $     1,911
    12b-1 fees............................................................        1,592
    Transfer agent fees...................................................          317
    Accounting service fees...............................................       12,094
    Custodian fees........................................................           34
    Transfer agent out-of-pockets.........................................          180
    Professional fees.....................................................        2,648
    Directors fees........................................................          760
    Reports to shareholders...............................................          996
    Insurance expense.....................................................           34
    License, fees, and registrations......................................          697
                                                                            -----------
        Total expenses....................................................  $    21,263
    Less expenses waived or absorbed
    by the Fund's Manager.................................................      (17,866)
                                                                            -----------
        Total Net Expenses................................................  $     3,397
                                                                            -----------
NET INVESTMENT INCOME (LOSS) .............................................  $    (3,162)
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Capital gain distributions...........................................  $       372
     Net change in unrealized appreciation (depreciation) of:
     Investments..........................................................       35,744
                                                                            -----------
          Net realized and unrealized gain
          (loss) on investments...........................................  $    36,116
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........  $    32,954
                                                                            ===========


The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS  JUNE 29, 2001
-----------------------------------

Statement of Changes in Net Assets
For the six months ended June 29, 2001, and the period
since inception (July 5, 2000) through December 29, 2000
--------------------------------------------------------
                                                                                 For The Six                For The
                                                                                 Months Ended              Period Since
                                                                                June 29, 2001         Inception (July 5, 2000)
                                                                                 (Unaudited)           Thru December 29, 2000
                                                                                ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) ...............................................  $     (3,162)            $     11,778
    Net realized gain (loss) on investment and futures transactions.............           372                    8,033
    Net unrealized appreciation (depreciation) on investments...................        35,744                  (39,565)
                                                                                ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations.............................................................  $     32,954             $    (19,754)
                                                                                ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.00 and $.38 per share,
     respectively) .............................................................  $          0             $    (11,801)
     Distributions from net realized gain on investments ($.00 and $.25
      per share, respectively) .................................................             0                   (8,033)
                                                                                ----------------------------------------------
          Total Dividends and Distributions.....................................  $          0             $    (19,834)
                                                                                ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares................................................  $    331,981             $    320,609
    Proceeds from reinvested dividends..........................................             0                   19,836
    Cost of shares redeemed.....................................................          (953)                       0
                                                                                ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions.............................................  $    331,028             $    340,445
                                                                                ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................  $    363,982             $    300,857

NET ASSETS, BEGINNING OF PERIOD.................................................       300,857                        0
                                                                                ----------------------------------------------
NET ASSETS, END OF PERIOD.......................................................  $    664,839             $    300,857
                                                                                ==============================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS  JUNE 29, 2001(UNAUDITED)

Note 1.  ORGANIZATION
         Integrity Small-Cap Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on September 10, 1998 and commenced operations on July 5, 2000. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

         Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

         FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

         DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

         DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

         FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

         A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

         Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS
         As of June 29, 2001, there were 1,000,000,000 shares of $.0001 par value authorized; 72,953 and 34,330 shares were outstanding at June 29, 2001, and December 29, 2000, respectively.

         Transactions in capital shares were as follows:

                                                                   Shares
                                                                   ------
                                                     For The Six           For The Period
                                                     Months Ended          Since Inception
                                                    June 29, 2001       (July 5, 2000) Thru
                                                     (Unaudited)          December 29, 2000
                                                    ---------------------------------------
Shares sold.........................................    38,729                 32,089
Shares issued on reinvestment of dividends..........         0                  2,241
Shares redeemed.....................................      (106)                     0
                                                    ---------------------------------------
Net increase (decrease) ............................    38,623                 34,330
                                                    =======================================



Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND
 .        Holdings, Inc., the Fund's sponsor.

         The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has waived all investment advisory fees for the six months ended June 29, 2001. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

         The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has waived all 12b-1 fee expenses for the six months ended June 29, 2001.

         ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has waived all of transfer agency fees for the six months ended June 29, 2001. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has waived all of accounting service fees for the six months ended June 29, 2001.

Note 5.  INVESTMENT SECURITY TRANSACTIONS
         The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $208,500 and $0, respectively, for the six months ended June 29, 2001.

Note 6.  INVESTMENT IN SECURITIES
         At June 29, 2001, the aggregate cost of securities for federal income tax purposes was $501,550, and the net unrealized depreciation of investments based on the cost was $3,821, which is comprised of $42,571 aggregate gross unrealized appreciation and $46,392 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                                      For The Six                       For the
                                                     Months Ended                     Period Since
                                                     June 29, 2001              Inception (July 5, 2000)
                                                      (Unaudited)                Thru December 29, 2000
                                                   -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $     8.76                         $    10.00
                                                   -------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss) .................  $     (.04)                        $      .38
     Net realized and unrealized gain
     (loss) on investment and
     futures transactions..........................         .39                               (.99)
                                                   ------------------------------------------------------
         Total From Investment Operations..........  $      .35                         $     (.61)
                                                   ------------------------------------------------------
Less Distributions:
     From net investment income ...................  $     0.00                         $     (.38)
     From net realized gain on investments.........        0.00                               (.25)
                                                   ------------------------------------------------------
         Total Distributions.......................  $     0.00                         $     (.63)
                                                   ------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................  $     9.11                         $     8.76
                                                   ======================================================
Total Return.......................................        7.99%(A)(C)                       (6.07)%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands) .....  $     665                          $     301
     Ratio of net expenses (after expense
     assumption) to average net assets.............        1.58%(B)(C)                        1.55%(B)(C)
     Ratio of net investment income
     to average net assets.........................       (1.47)%(C)                          5.64%
     Portfolio turnover rate.......................        0.00%                              1.99%


(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the period indicated above, ND Holdings, Inc. assumed/waived expenses of $17,866 and $13,196, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 9.91% and 14.19%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.